UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2023

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 315 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(650) 646-3320
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2023, Mondee Holdings, Inc. (the "Company") announced preliminary financial results for its fourth quarter and fiscal year ended December 31, 2022, in a press release (the "Press Release") that is attached hereto as Exhibit 99.1, which is incorporated herein by reference. Attached hereto as Exhibit 99.2 is a presentation regarding the Company’s preliminary financial results for its fourth quarter and fiscal year ended December 31, 2022, which is incorporated herein by reference (the "Investor Presentation").

The Company held a conference call (the "Conference Call") on February 28, 2023 at 8:30 a.m. ET to present the Investor Presentation, discuss its preliminary financial results for its fourth quarter and fiscal year ended December 31, 2022, and provide forward-looking financial guidance. A copy of the transcript of the Conference Call is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On March 1, 2023, the Company determined that certain references on slides 7 and 39 in the Investor Presentation and in the Press Release contained certain errors related to preliminary adjusted non-GAAP EBITDA and preliminary non-GAAP adjusted earnings per share for the fourth quarter ended December 31, 2022. On March 31, 2023, the Company posted on its website a revised version of the Investor Presentation (the "Revised Presentation") and a revised version of the Press Release (the "Revised Press Release") to correct these errors. No other changes have been made to either the Revised Presentation or the Revised Press Release. Attached hereto as Exhibit 99.4 and Exhibit 99.5 are copies of the Revised Presentation and Revised Press Release, respectively, each of which is incorporated herein by reference.

In addition, the other information disclosed on the Conference Call remains unchanged, including preliminary gross revenue and preliminary net revenue for the fourth quarter ended December 31, 2022 and the financial results for the fiscal year ended December 31, 2022.

The information in this report furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 “Results of Operations and Financial Condition” is incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated February 28, 2023.
99.2	Investor Presentation on Preliminary Financial Results for Fourth Quarter and Fiscal Year Ended December 31, 2022, dated February 28, 2023.
99.3	Transcript of Mondee Holdings, Inc. Conference Call, held February 28, 2023 at 8:30 AM ET.
99.4	Revised Investor Presentation on Preliminary Financial Results for Fourth Quarter and Fiscal Year Ended December 31, 2022, dated March 1, 2023.
99.5	Revised Press Release dated March 1, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: March 1, 2023

	By:	/s/ Daniel Figenshu
Name: Daniel Figenshu
Title: Chief Financial Officer